UNITED STATES
           SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                          Form 8-K/A


                         CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of the earliest event reported): March 26, 1996
                                                           June 10, 1996

                   STERLING HOUSE CORPORATION
            (Exact name of Registrant as specified in its charter)


                                   1-14022
                           (Commission File Number)


       Kansas                                                48-1097141
(State or other jurisdiction                               (IRS Employer
    of incorporation)                                    Identification No.)



                   453 S. Webb Road, Suite 500
                      Wichita, Kansas 67207
         (Address of principal executive offices, including zip code)


                           316-684-8300
             (Registrant's telephone number, including area code)

                           Sterling House Corporation
                         Index to Current Report 8-K/A


Item 2: Acquisition or Disposition of Assets                                   3

Item 7: Financial Statements, Pro Forma Financial                              3
        Information and Exhibits

Signatures                                                                     4

Sterling Franchise Acquisition Group Audit Report                            F-1

Sterling House Corporation Pro Forma Financial Information                  F-14

Exhibits                                                                    F-19

Item 2.  Acquisition or Disposition of Assets

On April 8, 1996, Sterling House Corporation (the "Company") filed a Form
8-K to announce that Assisted Living Properties, Inc. ("ALP"), a wholly owned subsidiary of the Company entered into an agreement on March 26, 1996, with Meditrust to lease three assisted living residences previously owned by franchisees of the Company, as well as entering into sale/leaseback transactions for two Company-owned properties located in Wichita, Kansas, and Bethany, Oklahoma. Concurrently with this transaction the franchisees, Masters Associates, L.L.C., the owner of the Derby, Kansas residence, Wellington Partners, L.L.C., the owner of the Wellington, Kansas residence and Hays Assisted Living, L.L.C., the owner of the Hays, Kansas residence, ("Sterling Franchise Acquisition Group") contemporaneously sold all their assets (principly consisting of their real property, building, improvements, furniture and equipment) to Meditrust.

The required financial statements of Sterling Franchise Acquisition Group and pro forma financial information are included in Item 7 of this amended Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

          (a) Financial Statements of Business Acquired

              1. Financial Statements of Sterling Franchise Acquisition Group as of December 31, 1995 and 1994.

          (b) Pro Forma Financial Information

              1. Pro Forma Consolidated Financial Statements (Unaudited) of Sterling House Corporation taking into consideration the Acquisition by Sterling House Corporation of the business and operations of residences previously owned by Sterling Franchise Acquisition Group, through entering into certain operating leases with Meditrust.

          (c) Exhibits
  Exhibit                 Exhibit
  Number                Description

   23                   Consent of Ernst & Young, LLP

                                   SIGNATURE
                                   _________


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Sterling House Corporation

                                             By: /s/Timothy J. Buchanan
                                                 ---------------------------
                                                 Chairman of the Board and
                                                 Chief Executive Officer
                                                (Principal Executive Officer)


Dated:  June 10, 1996

Item 7(a)1

                    Sterling Franchise Acquisition Group

                            Financial Statements

                   Years ended December 31, 1995 and 1994

                                 Contents


Report of Independent Auditors                                   F-2

Audited Financial Statements

Combined Balance Sheets                                        F-3,F-4
Combined Statements of Operations                                F-5
Combined Statements of Members' Equity                           F-6
Combined Statements of Cash Flows                                F-7
Notes to Combined Financial Statements                   F-8 through F-13

                        Report of Independent Auditors

The Members

Sterling Franchise Acquisition Group

We have audited the accompanying combined balance sheets of Sterling Franchise Acquisition Group as of December 31, 1995 and 1994, and the related combined statements of operations, cash flows and members' equity for each of the two years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Sterling Franchise Acquisition Group at December 31, 1995 and 1994, and the combined results of their operations and their cash flows for each of the two years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

                                      ERNST & YOUNG LLP

June 5, 1996
Wichita, Kansas

                    Sterling Franchise Acquisition Group

                          Combined Balance Sheets


                                                                    December 31,
                                                              1995                1994
Assets                                                    ______________________________
Current assets:
 Cash                                                     $   95,289           $ 173,796
 Accounts receivable                                           9,733               1,470
 Prepaid expenses and other                                   11,110               7,743
 Prerental costs                                              17,985              32,674
 Principal and interest funds in trust                       126,107              63,230
                                                          ----------           ---------
Total current assets                                         260,224             278,913

Property and equipment (Notes 2,3 and 4):
 Land                                                        236,164             236,164
 Land improvements                                           234,555             220,134
 Buildings                                                 3,002,769           1,704,698
 Furniture, fixtures and equipment                           313,401             218,492
 Construction in progress                                      ---               158,677
                                                           ---------          ----------
                                                           3,786,889           2,538,165
 Less accumulated depreciation                              (174,480)            (51,024)
                                                           ---------           ---------
Net property and equipment                                 3,612,409           2,487,141

Other assets:
 Organizational costs, net of
  amortization of $3,336 ($1,247 in 1994)                      7,254               8,312
 Financing costs, net of accumulated amortization
  of $58,884 ($11,175 in 1994)                               227,072             124,194
 Initial franchise fees, net of accumulated amortization
  of $8,472 ($2,500 in 1994)                                  66,528              47,500
 Project funds in trust                                       35,870              49,087
 Bond reserve funds in trust                                 280,110                ---
                                                          ----------          ----------
Total other assets                                           616,834             229,093

Total assets                                              $4,489,467          $2,995,147
                                                          ==========          ==========

                   Sterling Franchise Acquisition Group

                          Combined Balance Sheets


                                                                    December 31,
                                                              1995              1994
                                                          ____________________________

Liabilities and members' equity
Current liabilities:
Due to affiliate                                          $   68,500        $   35,000
Advances from affiliates                                     126,850           105,528
Short-term borrowings (Note 2)                                77,788           904,753
Accounts payable                                              18,309           157,394
Prepaid rent and refundable deposits                          45,598            13,625
Accrued expenses:
 Payroll and benefits                                         32,354            12,977
 Interest                                                    212,894            82,538
 Other                                                        36,588             6,631
 Current maturities of bonds payable (Note 3)                197,500            62,500
                                                           ---------         ---------
Total current liabilities                                    816,381         1,380,946

Bonds payable (Note 3)                                     3,395,000         1,104,250

Members' equity                                              278,086           509,951
                                                           ---------          --------
Total liabilities and members' equity                     $4,489,467        $2,995,147
                                                          ==========        ===========



See accompanying notes.

                  Sterling Franchise Acquisition Group

                     Combined Statements of Operations

                                                             Year Ended December 31,
                                                              1995              1994
                                                          ____________________________

Revenue:
 Residence rental                                         $1,077,817         $ 215,374
 Service                                                      40,151             5,232
                                                         -----------         ---------
                                                           1,117,968           220,606
Operating expenses:
 Residence operating expenses                                790,834           277,455
 Management fees                                              59,409            18,750
 Royalty fees                                                 33,385             6,479
 Depreciation and amortization                               236,094           103,063
                                                          ----------         ---------
                                                          1,119,722           405,747

Operating loss                                                (1,754)         (185,141)
 Other (income) expenses:
 Interest expense (net of interest capitalized
  during 1995 and 1994 of $77,717 and $49,041)               338,723           102,684
 Interest income                                             (19,384)           (1,463)
 Other                                                        10,772             3,687
                                                          ----------        -----------
Net loss                                                  $ (331,865)       $ (290,049)
                                                          ==========        ===========




See accompanying notes.


                   Sterling Franchise Acquisition Group

                   Combined Statements of Members' Equity

                                                               Members'
                                                               Equity

Balance at December 31, 1993                                 $ 300,000
Capital contributions                                          500,000
Net loss                                                      (290,049)
                                                             ---------
Balance at December 31, 1994                                   509,951
Capital contributions                                          100,000
Net loss                                                      (331,865)
                                                             ---------
Balance at December 31, 1995                                 $ 278,086
                                                             =========



                   Sterling Franchise Acquisition Group

                     Combined Statements of Cash Flows
                        Increase (Decrease) in Cash

                                                               Year Ended December 31,
                                                              1995              1994
                                                          _____________________________
Operating activities:
Net loss                                                  $ (331,865)       $ (290,049)
Adjustments to reconcile net loss to net cash
 provided by (used in) operating activities:
 Depreciation and amortization                               236,094           103,063
 Loss on sale of assets                                          477              ---
 Net change in operating assets and liabilities:
  Accounts receivable                                         (8,263)           (1,470)
  Prepaid expenses and other                                  (3,367)           (7,743)
  Prerental costs                                            (42,127)          (67,530)
  Advances from affiliates                                    21,322           105,528
  Accounts payable                                           (20,104)           38,413
  Prepaid rent and refundable deposits                        31,973            13,625
  Accrued expenses                                           179,690           102,146
                                                           ---------        ----------
Net cash provided by (used in) operating activities           63,830            (4,017)

Investing activities:
Purchases of property and equipment                       (1,338,874)       (2,258,881)
Proceeds from sale of property and equipment                   4,140              ---
Payment of initial franchise fees                            (25,000)          (25,000)
Expenditures for organization costs                           (1,032)           (5,938)
                                                          ----------        -----------
Net cash used in investing activities                     (1,360,766)       (2,289,819)
                                                          ----------         ----------
Financing activities:
Proceeds from issuance of bonds payable                    2,521,250         1,176,750
Proceeds from issuance of short-term borrowings            1,254,687         1,838,091
Principal payments on short-term borrowings               (2,081,652)         (933,338)
Principal payments on bonds payable                          (95,500)          (10,000)
Net change in bond reserve funds in trust                   (280,110)             ---
Net change in project funds in trust                          13,217           (49,087)
Net change in principal and interest funds in trust          (62,877)          (63,230)
Expenditures for financing costs                            (150,586)         (114,559)
Proceeds from issuance of equity                             100,000           500,000
                                                           ---------         ---------
Net cash provided by financing activities                  1,218,429         2,344,627

Net increase (decrease) in cash                              (78,507)           50,791
Cash at beginning of period                                  173,796           123,005
                                                          ----------        ----------
Cash at end of period                                     $   95,289        $  173,796
                                                          ==========        ==========
Supplemental disclosures of cash flow information:
 Cash paid during the period for interest                    208,367            20,146

Supplemental schedule of noncash investing and financing activities:
 During 1995 and 1994 the Company purchased $33,500 and $153,981 in property and equipment through increases in accounts payable and due to affiliate balances (Note 4), respectively.


                   Sterling Franchise Acquisition Group

                  Notes to Combined Financial Statements

                         December 31, 1995 and 1994


1.  Significant Accounting Policies

Basis of Presentation

The accompanying combined financial statements include the historic assets, liabilities and operations associated with the entities listed below. The combined entities are collectively referred to as Sterling Franchise Acquisition Group (SFAG), and all such entities have ownership and management interests in common. On March 26, 1996, Assisted Living Properties, Inc., a wholly owned subsidiary of Sterling House Corporation acquired, through certain operating lease transactions, the operations of SFAG.

Information relative to the entities included in the combined financial statements is as follows as of December 31, 1995:


    Entity                                  Legal Form of Entity
_____________________________________________________________________
Masters Associates, L.L.C. (Derby)          Limited liability company

Hays Assisted Living, L.L.C. (Hays)         Limited liability company

Wellington Partners, L.L.C. (Wellington)    Limited liability company

                   Sterling Franchise Acquisition Group
            Notes to Combined Financial Statements (continued)

1.  Significant Accounting Policies (continued)

All significant intercompany accounts and transactions have been eliminated in the combined financial statements.

Operations

The entities comprising SFAG were formed to develop and operate Sterling House assisted living facilities (the Residences) for senior citizens utilizing the Sterling House concept. SFAG was formed in October 1993 and opened the initial assisted living facility in April 1994.

The Manager of the SFAG entities is Sterling House Corporation (SHC). SHC is responsible for managing and controlling the affairs of SFAG. SHC is also the franchisor of the Sterling House concept.

As of December 31, 1995 and 1994, SFAG had three and two Residences operating consisting of 85 and 52 aggregate residential rental units, respectively.

Cash

For purposes of the statement of cash flows, SFAG considers cash to include currency on hand, demand deposits and short-term investments with maturities of three months or less.

Principal and Interest Funds in Trust

Principal and interest funds in trust consist of funds held in escrow by a Trustee to pay future principal and interest payments due under the assisted living residence revenue bonds.

Property and Equipment

Property assets are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets. Useful lives are as follows:


          Land improvements                          15 years
          Buildings                                  40 years
          Furniture, fixtures and equipment        5-10 years

                   Sterling Franchise Acquisition Group
             Notes to Combined Financial Statements (continued)

1.  Significant Accounting Policies (continued)

Property and equipment include interest costs and property taxes incurred during the construction period, as well as development fees and other costs directly related to the development and construction of the Residences. Maintenance and repairs are charged to income as incurred and significant renewals and betterments are capitalized. Deductions are made for retirements resulting from renewals or betterments.

Prerental Costs

Costs incurred in connection with pre-opening marketing, employee recruitment and training, and other start-up expenditures necessary to prepare the Residences for rent have been capitalized. These Prerental costs are amortized over 12 months beginning when the residences are available for occupancy. Accumulated amortization at December 31, 1995 and 1994 was $52,983 and $37,116, respectively.

Organization Costs

Cost incurred in connection with the organization of the individual entities of SFAG have been capitalized and are amortized over five years on a straight-line basis.

Financing Costs

Costs incurred in connection with obtaining permanent financing for the Residences have been capitalized and are amortized over the term of the financing using the effective interest method.

Initial Franchise Fees

Initial franchise fees consist of amounts paid to SHC under a franchise agreement for the rights to use the formats, trade name and methods of each Sterling House residence for an initial period of 15 years. The franchise agreements can be extended for up to three additional five-year periods. SFAG amortizes these fees over a period of 15 years beginning with the date the Residence opens.

                   Sterling Franchise Acquisition Group
                Notes to Combined Financial Statements (continued)

1.  Significant Accounting Policies (continued)

Project Funds in Trust

Project funds in trust consist of proceeds received from assisted living residence revenue bonds held in escrow by a trustee. Funds will be disbursed to build, equip and furnish the various Residences for which the bonds were issued.

Bond Reserve Funds in Trust

Bond reserve funds in trust consist of funds held by a Trustee to pay assisted living residence revenue bond holders in the event of default by SFAG in paying the required principal and interest payments on the bonds.

Revenues

Revenues are recorded when services are rendered and consist of resident fees for basic housing and support services and fees associated with additional services, such as routine nursing and personalized assistance on a fee-for-service basis.

Income Taxes Status

SFAG is comprised of limited liability companies, (LLC's), which are hybrid entities created and authorized under various states' statutes. LLC's are structured to be taxed as partnerships, which provide limited liability protection for all their members. For federal tax purposes, the companies comprising of SFAG are treated as pass-through entities; thus income and losses are taxed only at the member level. Accordingly, the accompanying financial statements do not include a provision for income taxes. While the Internal Revenue Code does not specifically address the tax treatment of an LLC, the Internal Revenue Service has sanctioned partnership taxation for the LLC's in several states.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The following methods and assumptions were used by SFAG in estimating its fair value disclosures for financial instruments:

Cash - The carrying amount reported in the balance sheet for cash and cash equivalents approximate their fair value.

Short-term borrowings - The carrying amounts of SFAG's borrowings under its short-term debt agreements approximate their fair value.

Bonds payable - The carrying amount of SFAG's borrowings under its long-term debt agreements approximate their fair value. Such fair values are estimated using discounted cash flow analyses, based on SFAG's current incremental borrowing rates for similar types of borrowing arrangements.

2.  Short-Term Borrowings

At December 31, 1995 and 1994, short-term borrowings consist of construction loans used to fund the construction, equipment and furnishings of the Residences. Interest on such borrowings is payable monthly at rates ranging from 7.75% to 11%. The weighted average interest rate at December 31, 1995 and 1994 was 7.75% and 10.7%, respectively. Such short-term borrowings are principally secured by all tangible assets of the Residences and certain personal guaranties of the managing member of SFAG. As each Residence is completed, the short-term borrowings are retired with proceeds received from the sale of bonds (Note 3).

3.  Bonds Payable

Bonds payable consist of various serial and term revenue bonds with maturities occurring through 2002. Interest rates on the bonds range from 5.5% to 9.75% with overall effective rates ranging from 9.8% to 9.6%. The principal and interest on the bonds are serviced by payments made by SFAG to trustees. In addition, certain of the proceeds from the bonds have been deposited with trustees and, to the extent that these funds will be used for payment of principal and interest in the next year, such funds are reflected as current assets in the accompanying combined balance sheets. The bonds are secured by substantially all assets of the Residences.

The amount of bonds outstanding at December 31, 1995 and 1994, was $3,592,500 and $1,166,750, respectively. The aggregate annual maturities of the bonds at December 31, 1995, are $197,500, $272,000 $299,250,
$318,250 and $340,750 for years 1996 through 2000, respectively.

4.  Related Party Transactions

Management and Development Fees

SFAG paid development fees to the managing member for oversight of the construction and development of the Residences. Such oversight included primary responsibility for land acquisition, zoning and licensing, obtaining financing, general contractor selection, residence Manager selection, and general business activities. The aggregate amount recognized by SFAG for such fees was $215,000. Such fees were capitalized as building cost.

Other

Due to affiliate consists of development fees payable to the managing member of SFAG.

Advances from affiliate at December 31, 1994 consisted of costs incurred by the managing member to acquire land for one of the Residences. The advance
was paid in July 1995 and bore interest at 8%.   Advances from affiliate at
December 31, 1995 consist of working capital advances from entities controlled by the managing member which are due on demand and bear no interest.

5.  Subsequent Event

On March 26, 1996, SFAG sold all of its Residences to Meditrust for an aggregate sales price of $5,333,750. Contemporaneously with the sale of such residences, SHC, through its wholly owned subsidiary, Assisted Living Properties, Inc. succeeded to the business and operations of SFAG by entering into certain operating leases with Meditrust.

Item 7(b) 1
                        STERLING HOUSE CORPORATION
                    PROFORMA CONSOLIDATED BALANCE SHEET
                             December 31, 1995
                                        (Unaudited)

                                       Sterling                      Pro forma
                                         House        Acquired       Adjustments           Pro forma
                                      Corporation     Companies       Incr/(Decr)           Combined
Assets
Current Assets:
 Cash and cash equivalents            $17,396,355     $     0       $(857,042)(A)(B)    $16,539,313
 Advances to affiliates                         0                                                 0
 Accounts receivable
  Trade                                   157,616                                           157,616
  Affiliates                               90,785                                            90,785
  Other                                   309,652                                           309,652
 Prerental costs                          242,285                                           242,285
  Deferred income taxes                   161,713                                           161,713
  Principal and interest funds
   in trust                               299,671                                           299,671
  Other                                   283,274                                           283,274
                                       ----------     -------       ---------           -----------
Total current assets                   18,941,351           0        (857,042)           18,084,309

Property and equipment:
 Land and improvements                  3,714,642                                         3,714,642
 Buildings                             14,977,356                                        14,977,356
 Leasehold rights and
  improvements                            511,996                                           511,996
 Vehicles and equipment                   393,599                                           393,599
 Furniture, fixtures and
  office equipment                      1,273,480                                         1,273,480
 Deferred lease cost                                                  902,640(B)            902,640
 Construction in progress               3,102,364                                         3,102,364
                                      -----------     -------         --------          -----------
                                       23,973,437           0         902,640            24,876,077
 Less accumulated depreciation           (406,353)                                         (406,353)
                                       ----------     -------         --------           ----------
Net property and equipment             23,567,084           0         902,640            24,469,724

Other assets:
 Deferred income taxes                    447,901                                           447,901
 Intangible assets, net                   142,707                                           142,707
 Bond reserve fund in trust               153,125                                           153,125
 Other                                    312,272                                           312,272
                                      -----------     -------         --------          -----------
Total other assets                      1,056,005           0               0             1,056,005
                                      -----------     -------         --------          -----------
Total assets                          $43,564,440           0         $45,598           $43,610,038
                                      ===========     =======         ========          ===========


                        STERLING HOUSE CORPORATION
                    PROFORMA CONSOLIDATED BALANCE SHEET
                             December 31, 1995
                                        (Unaudited)


                                       Sterling                      Pro forma
                                         House        Acquired       Adjustments           Pro forma
                                      Corporation     Companies       Incr/(Decr)           Combined

Liabilities and stockholders' equity
Current liabilities:
 Note payable
 Due to affiliates                     $         0     $    0       $                   $         0
 Short-term borrowings                  6,726,428                                         6,726,428
 Accounts payable                       1,832,100                                         1,832,100
 Accrued expenses
  Salaries and benefits                   255,316                                           255,316
  Other                                   418,204                                           418,204
 Deferred income taxes                     23,475                                            23,475
 Deferred rent and refundable deposits    189,509                      45,598(A)            235,107
 Current maturities of long-term debt       4,217                                             4,217
 Current maturities of bonds payable      251,000                                           251,000
  Current maturities of
   capital lease obligations               22,749                                            22,749
                                       ----------      ------          -------          -----------
Total current liabilities               9,722,998           0          45,598             9,768,596

Non-current liabilities
 Long-term debt                            59,189                                            59,189
 Bonds payable                          6,466,500                                         6,466,500
 Capital lease obligation                  36,119                                            36,119
 Deferred income taxes                  1,662,471                                         1,662,471
 Deferred initial franchise revenue             0                                                 0
 Deferred revenue-affiliates                    0                                                 0
 Accrued stock option compensation        412,550                                           412,550
 Investment in unconsolidated affiliates        0                                                 0
 Minority interest in subs                      0                                                 0
                                        ---------       -----          ------           -----------
Total non -current liabilities          8,636,829           0               0             8,636,829

Total liabilities                      18,359,827           0          45,598            18,405,425

Stockholders' equity
 Preferred stock                                0                                                 0
 Common stock                          28,184,228                            0           28,184,228
 Accumulated deficit                   (2,979,615)                           0           (2,979,615)
                                      -----------       -----           ------         ------------
Total stockholders' equity             25,204,613           0                0           25,204,613

Total liabilities and stockholders'
  equity                              $43,564,440    $      0         $45,598           $43,610,038
                                      ===========     =======         ========         ============


                                       F-15

                        STERLING HOUSE CORPORATION
              PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                             December 31, 1995
                                (Unaudited)


                                       Sterling                      Pro forma
                                         House        Acquired       Adjustments           Pro forma
                                      Corporation     Companies       Incr/(Decr)           Combined
Revenue:
 Residence rental                     $ 2,296,994     $1,117,968                        $ 3,414,962
 Development fees                         302,871                                           302,871
 Initial franchise and royalty fees       290,963                     (58,385)(D)(E)        232,578
 Management and service fees              489,683                     (87,159)(F)(G)(H)     402,524
 Construction services                  1,217,124                     (64,658)(C)         1,152,466
                                      -----------     ----------     --------           ------------
Total revenue                           4,597,635      1,117,968     (210,202)            5,505,401

Operating expenses:
 Residence operating expenses           1,553,309        883,628     (100,544)(E)(G)(H)   2,336,393
 General and administrative             1,766,476                                         1,766,476

 Stock compensation expense               412,550                                           412,550
 Cost of construction services          1,069,270                                         1,069,270
 Building rental                           55,147                     575,904 (I)           631,051
 Depreciation and amortization            460,074        236,094     (236,094)(J)           460,074
 Equity in net loss from
  unconsolidated affiliates               278,636                                           278,636
                                        ---------      ---------      -------           -----------
Total operating expenses                5,595,462      1,119,722      239,266             6,954,450

Loss from operations                     (997,827)        (1,754)    (449,468)           (1,449,049)

Other income (expenses):
 Interest income                          204,476         19,384      (19,384)(K)           204,476
 Interest expense                        (375,165)      (338,723)     338,723 (K)          (375,165)
 Minority interest                         47,757                                            47,757
 Other                                     38,833        (10,772)                            28,061
                                        ---------       ---------     -------            ----------
Total other income/(loss)                 (84,099)      (330,111)     319,339               (94,871)
                                        ---------       ---------     --------           -----------
Loss before income taxes and
 extraordinary item                    (1,081,926)      (331,865)    (130,129)           (1,543,920)
Benefit (provision) for income item        74,512           ---        33,800(L)            108,312
                                       ----------       --------      --------            ---------
Loss before extraordinary item         (1,007,414)      (331,865)     (96,329)           (1,435,608)
                                       ----------       --------       ------             ----------
Extraordinary item:
 Loss from early retirement of
  financing agreements, net of
  tax benefit of $747,098              (1,175,933)           ---            0           (1,175,933)
                                      -----------      ---------      -------          -----------
Net loss                              $(2,183,347)     $(331,865)    $(96,329)         $(2,611,541)
                                      ===========      ==========     =======          ============
Net loss per common share:
 Loss before extraordinary item       $     (0.36)                                     $     (0.52)
 Extraordinary item                         (0.42)          ---                              (0.42)
                                      -----------       ---------      -------         ------------
Net loss                              $     (0.78)                                     $     (0.94)
                                      ===========       =========      =======         ============
Average number of common shares
 outstanding                            2,786,868                                        2,786,868
                                      ===========       =========      =======         ===========

                         STERLING HOUSE CORPORATION
      Notes to Pro Forma Consolidated Financial Statements (Unaudited)
                             December 31, 1995


1) Basis For Financial Statement Presentation

   On March 26, 1996, ALP entered into an agreement with Meditrust to lease three assisted living residences previously owned by SFAG, as well as entering into sale/leaseback transactions for two Company-owned properties located in Wichita, Kansas and Bethany, Oklahoma. The total amount financed with Meditrust for the five residences was approximately $7.5 million. Concurrently with this transaction, SFAG contemporaneously sold all of their assets (principly consisting of their real property, building, improvements, furniture and equipment) to Meditrust.

   The Company previously managed the Derby, Hays and Wellington residences for SFAG. On March 26, 1996, the Management and Franchise Agreements with SFAG were terminated and ALP assumed all the operations and resident's lease agreements.

   The pro forma financial information have been prepared giving effect to the acquisition of the operations of the SFAG by the Company through entering into certain operating leases with Meditrust, as if the operating leases had taken place December 31, 1995 for the pro forma consolidated balance sheet (unaudited),and January 1, 1995 for the pro forma statement of operations (unaudited) for the year ended December 31, 1995.

   The unaudited pro forma consolidated balance sheet and statement of operations for the year ended December 31, 1995, is not necessarily indicative of the results of operations or the financial position which would have been attained had the operating leases been consummated at the date presented. The unaudited pro forma consolidated balance sheet and statement of operations should be read in conjunction with the historical consolidated financial statement of SFAG.

2) Pro Forma Adjustments

(A) The Company did not acquire any of the assets or assume any of the liabilities of SFAG in this acquisition. However, the Company did assume the liabilities associated with the refundable deposits paid by the residents and received cash from SFAG equal to that liability.
    The refundable deposits balance at December 31, 1995 was $45,598.

                         STERLING HOUSE CORPORATION
Notes to Pro Forma Consolidated Financial Statements (Unaudited) (continued)
                             December 31, 1995


(B) Deferred lease costs represent the costs incurred by the Company relating to obtaining the leases of the land, building and furniture and equipment of the three Residences previously owned by SFAG. The deferred lease costs at the date of acquisition were $902,640 and will be amortized over the initial term of the lease.

(C) Represents the elimination of construction profit recognized by the Company for the Hays, Kansas residence completed and opened in 1995.

(D) Represents elimination of the initial franchise fee of $25,000 from SFAG which was recognized by the Company in 1995.

(E) Represents the elimination of the franchise royalty fees of $33,385, paid by SFAG to the Company in 1995.

(F) The elimination of the marketing fees of $20,000 paid by the Group to the Company for the Hays, Kansas location in 1995 for per-opening marketing services.

(G) Represents the elimination of management fees of $59,409, paid by SFAG to the Company for management services performed during 1995.

(H) Represents the elimination of bookkeeping fees of $7,750, paid by SFAG to the Company for bookkeeping services performed during 1995.

(I) Represents the lease expense, including $69,444 of amortized deferred lease costs, incurred with the lease of the three residences previously owned by SFAG.

(J) Depreciation and Amortization are being eliminated due to the Company not acquiring any of the assets of SFAG.

(K) Interest income and expense is eliminated as the Company did not assume any of the debt or cash or cash equivalents of SFAG.

(L) Represents increase in income tax benefits resulting from the acquired operations of SFAG.

Exhibit 23

                      Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-03687) pertaining to the 1995 Stock Option Plan and Director's Stock Option Agreements of Sterling House Corporation of our report dated June 5, 1996, with respect to the combined financial statements of Sterling Franchise Acquisition Group included in Sterling House Corporation's Current Report on Form 8-K/A dated June 10, 1996, filed with the Securities and Exchange Commission.

                                   ERNST & YOUNG LLP


Wichita, Kansas
June 5, 1996